Alternative Investment Partners Absolute Return Fund

Schedule of Investments (Unaudited)

March 31, 2023

	First			Percent
	Acquisition		Fair	of Net
Description	Date	Cost	Value	Assets
Investment Funds
Commodity Trading Advisors - Managed Futures
Florin Court Capital Fund	2/1/2023	$4,000,000	$3,765,732	1.31%
Squarepoint Core US Feeder LP	7/1/2020	18,500,000	22,659,330	7.87
Total Commodity Trading Advisors - Managed Futures		22,500,000	26,425,062	9.18

Distressed
Cerberus Partners, L.P.	11/1/2009	1,218,264	6,424,499	2.23
Cerberus SPV, LLC	11/1/2009	752,584	5,257,225	1.83
Total Distressed		1,970,848	11,681,724	4.06

Equity Long/Short - High Hedge
Alyeska Fund LP	6/1/2022	14,250,000	16,201,296	5.63
Holocene Advisors Fund LP	4/1/2017	14,315,458	25,286,171	8.79
Magnetar Equity Opportunities Fund LLC	2/1/2011	590,002	6,286,338	2.18
North Reef Capital LP	11/1/2022	9,700,000	10,346,719	3.60
Point72 Capital, L.P.	12/1/2018	6,194,640	7,175,790	2.49
Total Equity Long/Short - High Hedge		45,050,100	65,296,314	22.69

Equity Long/Short - Opportunistic
Axon Partners, LP	10/1/2007	4,310,455	1,705,441	0.59
Wolf Hill Partners, LP	2/1/2022	10,575,000	12,872,443	4.48
Total Equity Long/Short - Opportunistic		14,885,455	14,577,884	5.07

Alternative Investment Partners Absolute Return Fund

Schedule of Investments (Unaudited) (continued)

March 31, 2023

	First			Percent
	Acquisition		Fair	of Net
Description	Date	Cost	Value	Assets
Investment Funds (continued)

Event Driven Credit
Olympus Peak Onshore LP	8/1/2020	$8,439,977	$8,505,722	2.96%
Total Event Driven Equity		8,439,977	8,505,722	2.96

Fixed Income Arbitrage
Elan Feeder Fund L.P.	2/1/2023	6,900,000	7,044,305	2.45
LMR Alpha Rates Trading Fund Ltd.	8/1/2022	10,390,459	11,699,086	4.06
Total Fixed Income Arbitrage		17,290,459	18,743,391	6.51

Macro
Broad Reach (US) Fund LP	2/1/2020	9,158,947	12,269,320	4.26
D.E. Shaw Oculus Fund, L.L.C.	11/1/2006	5,027,320	18,747,479	6.52
Element Capital US Feeder Fund LLC	7/1/2018	13,131,279	12,695,521	4.41
One River Long Volatility SP	5/1/2020	6,650,000	5,814,710	2.02
Total Macro		33,967,546	49,527,030	17.21

Multi-Strategy
Magnetar Capital Fund LP	1/1/2008	64,651	127,544	0.04
QVT SLV Onshore Ltd.	3/1/2012	162,202	338,576	0.12
Total Multi-Strategy		226,853	466,120	0.16

Alternative Investment Partners Absolute Return Fund

Schedule of Investments (Unaudited) (continued)

March 31, 2023

	First			Percent
	Acquisition		Fair	of Net
Description	Date	Cost	Value	Assets
Investment Funds (continued)

Other Directional
BCIM Credit Opportunities, LP	10/1/2014	$309,974	$2,558,158	0.89%
Burford Alternative Income Fund LP	12/1/2018	3,195,349	6,101,660	2.12
Burford Alternative Income Fund II LP	7/1/2022	3,119,406	3,259,860	1.13
Total Other Directional		6,624,729	11,919,678	4.14

Private Placement
QVT Roiv Hldgs Onshore Ltd.	1/1/2016	708,858	2,783,528	0.97
Total Private Placement		708,858	2,783,528	0.97

Statistical Arbitrage
D.E. Shaw Valence Fund, L.L.C.	1/1/2015	9,995,363	31,001,355	10.77
Ergoteles Partners L.P.	12/1/2021	18,625,000	13,943,139	4.85
Squarepoint Focus US Feeder LP	9/1/2019	12,190,000	18,516,569	6.44
Torus Feeder 2 LP	5/1/2022	17,050,000	19,725,311	6.86
Two Sigma Spectrum U.S. Fund, LP	5/1/2011	6,886,479	16,126,401	5.60
Voloridge Fund, LP	11/1/2020	14,661,199	15,886,974	5.52
Total Statistical Arbitrage		79,408,041	115,199,749	40.04

		231,072,866	325,126,202	112.99
Total Investments in Investment Funds		$231,072,866	325,126,202	112.99

Liabilities in excess of Other Assets			(37,384,631)	(12.99)
Total Net Assets			$287,741,571	100.00%

Alternative Investment Partners Absolute Return Fund

Schedule of Investments (Unaudited) (continued)

March 31, 2023

Percent of
Net
Strategy Allocation	Assets
Statistical Arbitrage	40.04%
Equity Long/Short - High Hedge	22.69
Macro	17.21
Commodity Trading Advisors - Managed Futures	9.18
Fixed Income Arbitrage	6.51
Equity Long/Short - Opportunistic	5.07
Other Directional	4.14
Distressed	4.06
Event Driven Equity	2.96
Private Placement	0.97
Multi-Strategy	0.16
Total Investments in Investment Funds	112.99%

Notes to Schedule of Investments

Portfolio Valuation

The Board of Trustees (the “Board”) of Alternative Investment Partners Absolute Return Fund (the “Fund”) has approved procedures pursuant to which the Fund values its investments in Investment Funds at fair value, which ordinarily will be the amount equal to the Fund’s pro rata interest in the net asset value of each such Investment Fund (“NAV”), as such value is supplied by, or on behalf of, the Investment Fund’s investment manager from time to time, usually monthly. Values received from, or on behalf of, the Investment Funds’ respective investment managers are typically estimates only, subject to subsequent revision by such investment managers. Such values are generally net of management fees and performance incentive fees or allocations payable to the Investment Funds’ managers or general partners pursuant to the Investment Funds’ operating agreements. The Investment Funds value their underlying investments in accordance with policies established by each Investment Fund, as described in each of their financial statements or offering memoranda. The Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate.

The Fund’s investment adviser (the “Adviser”) has designed ongoing due diligence processes with respect to Investment Funds and their investment managers, which assist the Adviser in assessing the quality of information provided by, or on behalf of, each Investment Fund and in determining whether such information continues to be reliable or whether further investigation is necessary. Such investigation, as applicable, may or may not require the Adviser to forego its normal reliance on the value supplied by, or on behalf of, such Investment Fund and to determine independently the fair value of the Fund’s interest in such Investment Fund, consistent with the Fund’s fair valuation procedures.

Where no value is readily available from an Investment Fund or where a value supplied by an Investment Fund is deemed by the Adviser not to be indicative of its fair value, the Adviser will determine the fair value of the Investment Fund. In order to determine the fair value of these Investment Funds, the Adviser has established the Hedge Fund Solutions Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for determining and implementing the Fund’s valuation policies and procedures, which have been adopted by the Board and are subject to Board supervision. The Valuation Committee consists of voting members from Morgan Stanley’s financial reporting and risk management groups, and non-voting members from portfolio management, legal and compliance groups. A member of the portfolio management team may attend each Valuation Committee meeting to provide knowledge, insight, and recommendations on valuation issues. The portfolio management team will recommend to the Valuation Committee a fair value for an investment using valuation techniques such as a market approach or income approach. In applying these valuation techniques, the portfolio management team uses their knowledge of the Investment Fund, industry expertise, information obtained through communication with the Investment Fund’s investment manager, and available relevant information as it considers material. After consideration of the portfolio management team’s recommendation, the Valuation Committee will determine, in good faith, the fair value of the Investment Fund. The Valuation Committee shall meet at least annually to analyze changes in fair value measurements. Because of the inherent uncertainty of valuation, the fair values of the Fund’s investments may differ significantly from the values that would have been used had a ready market for these Investment Funds held by the Fund been available.

Fair Value of Financial Instruments

The fair value of the Fund’s assets and liabilities that qualify as financial instruments approximates the carrying amounts presented in the Schedule of Investments. Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. The Fund uses a three-tier hierarchy to distinguish between (a) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the fair value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments) or short-term investments that are valued at amortized cost
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The units of account that are valued by the Fund are its interests in the Investment Funds or other financial instruments and not the underlying holdings of such Investment Funds or other financial instruments. Thus, the inputs used by the Fund to value its investments in each of the Investment Funds or other financial instruments may differ from the inputs used to value the underlying holdings of such Investment Funds or other financial instruments.

The Fund’s policy is to recognize transfers between Levels 1, 2, or 3 and transfers due to strategy reclassification, if any, as if they occurred as of the beginning of the reporting period. For the period from January 1, 2023 to March 31, 2023, the Fund did not have any transfers between Levels 1, 2, or 3.

The following is a summary of the inputs used for investment tranches as of March 31, 2023 in valuing the Fund’s investment carried at fair value:

Investments in Investment Funds	Level 1	Level 2	Level 3	Investments measured at NAV*	Total
Commodity Trading Advisors - Managed Futures	$-	$-	$-	$26,425,062	$26,425,062
Distressed	-	-	-	11,681,724	11,681,724
Equity Long/Short - High Hedge	-	-	-	65,296,314	65,296,314
Equity Long/Short - Opportunistic	-	-	-	14,577,884	14,577,884
Event Driven Credit	-	-	-	8,505,722	8,505,722
Fixed Income Arbitrage	-	-	-	18,743,391	18,743,391
Macro	-	-	-	49,527,030	49,527,030
Multi-Strategy	-	-	338,576	127,544	466,120
Other Directional	-	-	-	11,919,678	11,919,678
Private Placement	-	-	2,783,528	-	2,783,528
Statistical Arbitrage	-	-	-	115,199,749	115,199,749
Total Investments	$-	$-	$3,122,104	$322,004,098	$325,126,202

*All investments that are measured at fair value using the NAV (or its equivalent) as the practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this column are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Financial Condition.

Fair Value of Financial Instruments (continued)

For the period ended March 31, 2023, the Fund did not have any purchases or transfers of investments classified by the Fund within Level 3 of the fair value hierarchy.

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 investment held as of March 31, 2023.

	Fair Value at 3/31/2023	Valuation technique(s)	Unobservable input	Range (weighted average)
Investment Funds
Multi Strategy	$338,576	Market approach	Discount for lack of marketability	7%
Private Placement	2,783,528	Market approach	Discount for lack of marketability	22%
Grand Total	$3,122,104